1 Speakers: Donald E. Morel, Jr. Chairman and Chief Executive Officer William J. Federici Senior Vice President and Chief Financial Officer All trademarks and registered trademarks are the property of West Pharmaceutical Services, Inc., unless noted otherwise. West Pharmaceutical Services, Inc. Third-Quarter 2014 Analyst Conference Call 9 a.m. Eastern Time, October 30, 2014 A webcast of today’s call can be accessed in the “Investors” section of the Company’s web site www.westpharma.com To participate on the call please dial: 877-280-4960 (U.S.) 857-244-7317 (International). The passcode is 46283848 An online archive of the broadcast will be available at the site two hours after the live call and will be available through Thursday, November 6, 2014, by dialing: 888-286-8010 (U.S.) or 617-801-6888 (International) The passcode 48052092 These presentation materials are intended to accompany today’s press release announcing the Company’s results for the quarter and management’s discussion of those results during today’s conference call.

2 Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 This presentation and any accompanying management commentary contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to statements about expected financial results for 2014 and future years. Each of these estimates is based on preliminary information, and actual results could differ from these preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in today’s press release, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward- looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures Certain financial measures included in today’s press release and accompanying tables, in these presentation materials, and which may be referred to in management’s discussion of the Company’s results and outlook, are Non-GAAP (Generally Accepted Accounting Principles) financial measures. Non-GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with GAAP. Please refer to the “Non-GAAP Financial Measures” and “Notes to Non-GAAP Financial Measures” at the end of these materials for more information.

3 Third-Quarter 2014 Summary Results $ millions, except earnings per-share (EPS) data (1) Adjusted operating profit and adjusted diluted EPS are Non-GAAP measurements. See discussion under the heading “Non-GAAP Financial Measures” in this release. ($ millions, except per-share data) Three Months Ended September 30, 2014 2013 Net Sales $ 355.9 $ 341.8 Gross Profit Margin 30.9% 30.8% Operating Profit $ 44.0 $ 39.7 Adjusted Operating Profit(1) 45.2 39.7 Diluted EPS $ 0.43 $ 0.37 Adjusted Diluted EPS(1) $ 0.44 $ 0.39

Third-Quarter Operating Results

West
By your side
for a healthier world™

- Sales growth and stronger mix
  - Pharmaceutical Delivery Systems sales grew 14.8%
    - *Proprietary product sales up 33.6%*
      - *Comprise 27.4% of segment sales*
      - *Led by administration systems and SmartDose® electronic wearable injector*
    - *Contract manufacturing grew 8.2%, mostly on existing business*
  - *Pharmaceutical Packaging Systems sales grew 0.2% vs. strong prior-year*
    - *High-value product sales grew 0.9%*
    - *Led by Westar and Daikyo RS and RU products*
- Gross profit 4.2% higher on sales growth
  - Overall mix yields modest GM margin improvement
- Adjusted operating profit up 14.1% on Sales growth, lower SG&A

All prior-period sales comparisons exclude the impact of changes in currency.

SmartDose® is a registered trademark of Medimop Medical Projects Ltd., a subsidiary of West Pharmaceutical Services, Inc.

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5 Expansion and Product Development  Geographic expansion: • India facility began commercial production in Q3 • Announced plans for new Waterford, Ireland facility on October 2, 2014  Initial capacity supporting key insulin products  Future expansion to support evolving high-value product needs  Proprietary delivery systems • Daikyo CZ® products:  1ml syringe pre-commercial progress  Growing vial and cartridge opportunities • SmartDose development:  SmartDose clinical development to continue into 2015  Other funded development programs progressing Daikyo CZ® is a registered trademark of Daikyo Seiko, Ltd.

6 2014 Outlook  Overall annual revenue growth 3% to 4%, excluding currency  Confirming prior EPS guidance • Adjusted diluted EPS estimate range of $1.77 to $1.82  PPS: • High-value product growth, sales mix expected to drive profitability  PDS: • Proprietary products expected to generate growth  SmartDose clinical supply to continue  Administration aids growing after slow start • Strong comparable fourth quarter 2013

7 2015 and Long-term Outlook  Expect 2015 sales growth to be in the 5% to 8% range, ex-currency  No fundamental changes in long-term growth strategies and drivers • Growth in high-value components • Geographic expansion • Efficiency in operations • Commercialize proprietary device products  “Zero defect” goal adds to HVP opportunity, capacity needs • Increasing relevant capital spending • Total Capex: $150 million to $175 million annually  2019 revenue objective in the range of $2.1 billion to $2.3 billion • In line with prior long-term expectations  2019 planning objective: Operating profit margins in 19% to 21% range

8 Change in Consolidated Sales Third-Quarter 2013 to 2014 ($ millions) $355.9 $0.2 $11.6 $2.7 $341.8 2013 Sales Volume & Mix Sales Price Currency 2014 Sales

9 Change in Consolidated Gross Profit Margin % Third-Quarter 2013 to 2014 30.9% 0.9% 0.5% 0.5% 0.0% 30.8% 2014 2013

10 Change in SG&A Costs Third-Quarter 2013 to 2014 ($ millions) $56.0 $3.4 $0.6 $2.1 $1.8 $56.1

11 Cash Flow Metrics ($ millions) (1) 2013 capital expenditures includes $35 million of 2013 funding associated with the Company’s new headquarters and research facility, most of which was incurred and recorded in earlier years Nine Months Ended September 30, 2014 2013 Depreciation and amortization $68.0 $63.1 Operating cash flow $136.9 $151.7 Capital expenditures (1) $84.8 $113.1

12 Summary Balance Sheet Information ($ millions) † Net debt to total invested capital is a Non-GAAP measure, which management believes provides a useful measure of the comparative degree of West’s financial leverage. Net debt is determined by reducing total debt by the amount of cash and cash equivalents, and for purpose of measuring net debt to invested capital, total invested capital is the sum of net debt and shareholders’ equity. As of September 30, 2014 As of December 31, 2013 Cash and Cash Equivalents $246.8 $230.0 Debt $342.7 $373.5 Equity $970.1 $906.4 Net Debt to Total Invested Capital† 9.0% 13.7% Working Capital $437.0 $413.8

13 2014 Full-year Financial Guidance ($ millions, except EPS) Estimated 2014 Revenue(1) Estimated Gross Profit %(1) Pharmaceutical Packaging Systems Segment $1,010 - $1,025 36.8% to 37.3% Pharmaceutical Delivery Systems Segment $400 - $410 19.7% to 20.2% Consolidated $1,410 - $1,435 31.9% - 32.1 % Capital Spending $125 - $145 Adjusted diluted EPS(1) (2) $1.77 to $1.82 per share (1) Guidance includes various currency exchange rate assumptions, most significantly the Euro at $1.27 for the remainder of 2014. Actual results will vary as a result of variability of exchange rates, among other items. (2) Adjusted diluted EPS is a Non-GAAP financial measure. See “Notes to Non-GAAP Financial Measures”, slides 14 to 16

14 Notes to Non-GAAP Financial Measures For additional details, please see today’s press release and Safe Harbor Statement. Today’s press release, these presentation materials and associated presentation use the following financial measures that have not been calculated in accordance with generally accepted accounting principles (GAAP) accepted in the U.S., and therefore are referred to as non- GAAP financial measures:  Adjusted operating profit  Adjusted income tax expense  Adjusted net income  Adjusted diluted EPS  Net debt  Total invested capital  Net debt to total invested capital West believes that these non-GAAP measures of financial results provide useful information to management and investors regarding business trends, results of operations, and the Company’s overall performance and financial position. Our executive management team uses these financial measures to evaluate the performance of the Company in terms of profitability and efficiency, to compare operating results to prior periods, to evaluate changes in the operating results of each segment, and to measure and allocate financial resources to our segments. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing its financial measures with other companies. Our executive management does not consider such non-GAAP measures in isolation or as an alternative to such measures determined in accordance with GAAP. The principal limitation of these financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which items are excluded. In order to compensate for these limitations, non-GAAP financial measures are presented in connection with GAAP results. We urge investors and potential investors to review the reconciliations of our non-GAAP financial measures to the comparable GAAP financial measures, and not to rely on any single financial measure to evaluate the Company’s business. In calculating adjusted operating profit, adjusted income tax expense, adjusted net income and adjusted diluted EPS, we exclude the impact of items that are not considered representative of ongoing operations. Such items generally include restructuring and related costs, certain asset impairments, other specifically identified gains or losses, and discrete income tax items. A reconciliation of these adjusted non-GAAP measures to the comparable GAAP financial measures is included in the accompanying tables. Please see “Non-GAAP Financial Measures” in today’s press release for further information concerning reconciling items.

15 Notes to Non-GAAP Financial Measures(1) RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED) (in millions, except per share data) (1) See “Notes to Non-GAAP Financial Measures” (Slide 14), “Cautionary Statement” (Slide 2) and today’s press release for an explanation and reconciliation of these items. Nine-months ended September 30, 2014 Operating Profit Income Tax Expense Net Income Diluted EPS Reported (GAAP) $137.4 $35.5 $95.7 $1.32 License costs 1.2 0.4 0.8 0.01 Adjusted (Non-GAAP) $138.6 $35.9 $96.5 $1.33 Nine-months ended September 30, 2013 Operating Profit Loss on debt extinguishment Income Tax Expense Net Income Diluted EPS Reported (GAAP) $125.5 $0.2 $29.5 $88.7 $1.25 Extinguishment of debt - (0.2) - 0.2 - Discrete tax items - - (0.1) 0.1 - Adjusted (Non-GAAP) $125.5 $- $29.4 $89.0 $1.25 Three-months ended September 30, 2014 Operating Profit Income Tax Expense Net Income Diluted EPS Reported (GAAP) $44.0 $11.7 $31.0 $0.43 License costs 1.2 0.4 0.8 0.01 Adjusted (Non-GAAP) $45.2 $12.1 $31.8 $0.44 Three-months ended September 30, 2013 Operating Profit Income Tax Expense Net Income Diluted EPS Reported (GAAP) $39.7 $10.6 $26.8 $0.37 Discrete tax items - (1.3) 1.3 0.02 Adjusted (Non-GAAP) $39.7 $9.3 $28.1 $0.39

16 Notes to Non-GAAP Financial Measures For additional details, please see today’s press release and Safe Harbor Statement. Reconciliation of 2014 Adjusted Diluted EPS Guidance to 2014 Reported Guidance Full Year 2014 Guidance (1) (2) Adjusted diluted EPS guidance $1.77 to $1.82 License costs (0.01) Reported diluted EPS guidance $1.76 to $1.81 (1) Guidance includes various currency exchange rate assumptions, most significantly the Euro at $1.27 for the remainder of 2014. Actual results will vary as a result of exchange rate variability. Please refer to “Notes to Non- GAAP Financial Measures” for additional information regarding adjusted diluted EPS. (2) The 2014 consequences of those items described in “Notes to Non-GAAP Financial Measures,” and similar items that may be incurred during the remainder of 2014, are excluded from the adjusted diluted EPS guidance for 2014.